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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): March 15, 1999



                            TRANSOCEAN OFFSHORE INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                      1-7746              72-0464968

(State or other jurisdiction of      (Commission          (I.R.S. Employer
incorporation or organization)       File Number)        Identification No.)



                                4 GREENWAY PLAZA
                              HOUSTON, TEXAS 77046
             (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (713) 871-7500
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ITEM 5.   OTHER EVENTS.

          On March 15, 1999, Transocean Offshore Inc. (the "Company") issued a press release (the "Press Release") regarding a proposed corporate reorganization of the Company. The Press Release is included as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          The following exhibit is filed herewith:

          99 Press Release dated March 15, 1999 regarding a proposed corporate reorganization of the Company.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             TRANSOCEAN OFFSHORE INC.



Date: March 15, 1999                         By: /s/ ROBERT L. LONG
                                                 -------------------------------
                                                     Robert L. Long
                                                     Senior Vice President




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                                 EXHIBIT INDEX

          99 Press Release dated March 15, 1999 regarding a proposed corporate reorganization of the Company.